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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): DECEMBER 19, 2006

                            SUPERIOR GALLERIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

      0-27121                                            35-2208007
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(Commission File Number)                       (IRS Employer Identification No.)


9478 WEST OLYMPIC BOULEVARD, BEVERLY HILLS, CALIFORNIA               90212
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   (Address of Principal Executive Offices)                        (Zip Code)

                                 (310) 203-9855
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         As described in a Current Report on Form 8-K for November 21, 2006, on that date the registrant entered into an agreement to transfer coins to Stanford International Bank, Ltd. in consideration of a reduction by an equivalent amount in the principal balance owing under the Commercial Loan and Security Agreement with Stanford International Bank, Ltd., as successor in interest to Stanford Financial Group Company. The parties to the agreement are the registrant and Stanford International Bank, Ltd. The disclosures set forth in Item 1.02 of the Form 8-K/A for March 31, 2006 filed May 11, 2006 are hereby revised and restated as set forth below.

         The agreement identified a collection of coins having a value of $2,408,481.81, some of which had previously been offered to other buyers. However, because some of the coins were sold to other buyers, the registrant delivered coins to Stanford International Bank, Ltd. valued at only $2,117,012.04. The agreement provides that to the extent that any of the coins in this collection are sold to such other buyers, they will be excluded from the coins transferred to Stanford International Bank, Ltd, and the amount of the debt reduction will be reduced by the value of the excluded coins. Thus, the current principal balance owing to Stanford International Bank, Ltd. will be reduced from $10,850,000 to $8,732,987.96. Stanford International Bank, Ltd. is the registrant's principal shareholder.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On November 21, 2006, the registrant agreed to dispose of a significant amount of assets, comprised of a portion of its rare coin inventory. The transaction is described in Item 1.01 above, which is incorporated herein. Stanford International Bank, Ltd. Coin (the transferee of the coins) is the registrant's principal shareholder.

         The principle followed in connection with determining the amount of consideration received by the registrant in connection with this transaction was to estimate the aggregate fair market value of the rare coins that were disposed of, taking into consideration the bulk transfer nature of the transaction and the registrant's need to liquidate such inventory on an accelerated basis.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2006               SUPERIOR GALLERIES, INC.

                                       By: /s/ Silvano DiGenova
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                                       Silvano DiGenova, Chief Executive Officer